SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2007

                           BANKFINANCIAL CORPORATION
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                    0-51331                      75-3199276
-----------------------------  ---------------------           ---------------
(State or Other Jurisdiction)  (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                     Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                    60527
------------------------------------------------                  --------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.

     On March 26, 2007, BankFinancial Corporation (the "Company") announced that its Board of Directors (the "Board") has extended the expiration date of its current share repurchase authorization from March 31, 2007 until September 30, 2007, and has increased by 1,158,759 shares the number of shares that can be repurchased in accordance with the authorization. The increase represents approximately 5% of the Company's issued and outstanding shares of common stock as of March 23, 2007. As of March 23, 2007, the Company had repurchased 2,109,274 shares of its common stock out of the 2,446,625 shares that had been previously authorized for repurchase.

     As previously disclosed, the authorization permits shares to be repurchased in open market or negotiated transactions, and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission. The authorization will be utilized at management's discretion, subject to the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other applicable legal requirements, and to price and other internal limitations established by the Board. The authorization may be suspended, terminated or modified at any time prior to September 30, 2007 for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed relevant. These factors will also affect the timing and amount of share repurchases.

     In addition, the Company announced that its 2007 Annual Meeting of Shareholders will be held on June 26, 2007 at 11:00 AM, Chicago, Illinois time. The location of the meeting will be the Willowbrook Holiday Inn, 7800 South Kingery Highway (Route 83), Willowbrook, Illinois 60527.

     A copy of the press release announcing this item is attached as Exhibit 99 to this report. The information in the preceding paragraphs, as well as Exhibit 99, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.        Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits.

     Exhibit No.           Exhibit

          99           Press release dated March 26, 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  BANKFINANCIAL CORPORATION



DATE: March 26, 2007          By: /s/ F. Morgan Gasior
                                  ----------------------------------------------
                                  F. Morgan Gasior
                                  Chairman of the Board, Chief Executive Officer
                                     and President




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                                  EXHIBIT INDEX

         Exhibit No.                Exhibit

              99                Press release dated March 26, 2007